Exhibit 99.1

CONSENT OF CBRE, INC. DBA CBRE HOTELS

Carey Watermark Investors 2 Incorporated:

We hereby consent to the references to our firm and description of our role in the appraisal of the fair market value of Carey Watermark Investors 2 Incorporated’s (the “Company”) real estate portfolio as of December 31, 2017, included in this Current Report on Form 8-K, as amended, and incorporated by reference into the Company’s Registration Statement on Form S-3D (File No. 333-219966) and the related prospectus included therein.

By:	/s/ CBRE, Inc. dba CBRE Hotels
CBRE, Inc. dba CBRE Hotels